NET LOSS PER SHARE	3 Months Ended
Mar. 31, 2016
Net Loss Per Share
NET LOSS PER SHARE

NOTE 5- NET LOSS PER SHARE:

Basic and diluted net loss per share is computed by dividing the net loss for the period by the weighted average number of shares of common stock outstanding during the period. The calculation of diluted net loss per share excludes potential share issuances of common stock upon the exercise of share options, warrants, convertible loans and restricted stocks as the effect is anti-dilutive.

The total number of shares of common stock related to outstanding options, warrants, convertible loans and restricted stock excluded from the calculations of diluted loss per share were 5,913,420 and 5,041,110 for the three month periods ended March 31, 2016 and 2015, respectively.